Intangible Assets, Net - Summary of Intangible Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
Computer software	¥ 12,424	$ 1,777	¥ 12,429
Accumulated amortization	(11,574)	(1,655)	(11,442)
Accumulated impairment	(566)	(81)	(566)
Total	¥ 284	$ 41	¥ 421